UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2004

TWEETER HOME ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24091 (Commission File Number)	04-3417513 (I.R.S. Employer Identification No.)

40 Pequot Way
Canton, Massachusetts 02021
(781) 830-3000
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)	Exhibits.

99.1	Press Release dated July 27, 2004 announcing earnings results for the quarter ended June 30, 2004

99.2	Transcript of fiscal 2004 third quarter earnings conference call.

Item 12. Results of Operations and Financial Condition.

     On July 27, 2004, the registrant announced its earnings results for the quarter ended June 30, 2004. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     In addition, on July 27, 2004, the registrant conducted its quarterly earnings conference call for the quarter ended June 30, 2004. A transcript of the call is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED JULY 27, 2004
EX-99.2 TRANSCRIPT OF FISCAL 2004 THIRD QUARTER EARNINGS CONFERENCE CALL

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEETER HOME ENTERTAINMENT GROUP, INC.

DATED: July 29, 2004

By:	/s/ Joseph G. McGuire Joseph G. McGuire Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 27, 2004 announcing earnings results for the quarter ended June 30, 2004

99.2	Transcript of fiscal 2004 third quarter earnings conference call